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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   March 18, 1999
                                                      -----------------


                Deutsche Recreational Asset Funding Corporation
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            (Exact Name of Registrant as Specified in its Charter)



                                    Nevada
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                (State or Other Jurisdiction of Incorporation)


        333-56303                                       91-1904587
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 (Commission File Number)                  (I.R.S. Employer Identification No.)




655 Maryville Centre Drive, St. Louis, Missouri                 63141
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   (Address of Principal Executive Offices)                  (Zip Code)


                                (314) 523-3000
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     With respect to Distribution Financial Services RV Trust 1999-1, as of the Cutoff Date, no single Obligor on the Receivables in the Receivables Pool was an Obligor on more than 0.09% of the aggregate principal balance of the Receivables in the Receivables Pool. Capitalized terms used herein have the meanings given to them in the Prospectus Supplement dated March 12, 1999 relating to the Distribution Financial Services RV Trust 1999-1 Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B and Class C Notes or, if not defined there, then as defined in the related Prospectus dated March 12, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DEUTSCHE RECREATIONAL ASSET
                                          FUNDING CORPORATION
                                                 (Registrant)



Dated: August 11, 1999              By: /S/  Richard C. Goldman
                                       -----------------------------------------
                                       Name: Richard C. Goldman
                                       Title: Vice President

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